OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2026
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2026	2025
Trade accounts receivable, net	—	392
Accrued income	29,606	26,113
Prepaid expenses	8,010	5,929
Other receivables	12,489	13,800
Total other current assets	50,105	46,234